Exhibit 10.1

SECOND aMENDMENT TO CREDIT, GUARANTY AND SECURITY AGREEMENT

This SECOND AMENDMENT TO CREDIT, GUARANTY AND SECURITY AGREEMENT (this “Agreement”) is made as of this 2nd day of July, 2020 (“Effective Date”), by and among GB001, INC., a Delaware corporation (“GB001”), GOSSAMER BIO, INC., Delaware corporation (“Parent”), GB002, INC., a Delaware corporation (“GB002”), GB004, INC., a Delaware corporation (“GB004” and GB004 together with Parent and GB002, each a “New Borrower” and collectively, the “New Borrowers” and the New Borrowers together with GB001, collectively, the “Borrower”) and the Subsidiaries of Parent shown as signatories hereto as Guarantors (collectively, the “Guarantors”), MIDCAP FINANCIAL TRUST, as Agent for Lenders (in such capacity and together with its permitted successors and assigns, the “Agent”) and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.Agent, Lenders, Borrower and Guarantors have entered into that certain Credit, Guaranty and Security Agreement, dated as of May 2, 2019 (as amended by that certain Omnibus First Amendment; to Credit, Guaranty and Security Agreement and First Amendment to Pledge Agreement, dated as of September 18, 2019 (the “First Amendment”), that certain Omnibus Amendment and Joinder to Credit, Guaranty and Security Agreement and Amendment and Joinder to Pledge Agreement, dated as of March 10, 2020 and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and as the same is amended hereby and as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrower in the amounts and manner set forth in the Credit Agreement.

B.Credit Parties have requested, and Agent and Lenders have agreed, on and subject to the terms and conditions set forth in this Agreement, to amend certain terms of the Existing Credit Agreement to, among other things (a) extend the Maturity Date, (b) revise the Applicable Commitments and Applicable Funding Conditions with respect to Credit Facility #2 and Credit Facility #3, (c) delete Credit Facility #4, (d) revise the Amortization Schedule applicable to each Credit Facility, and (e) increase the Applicable Margin applicable to each Credit Facility to seven percent (7.0%).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders, and the Credit Parties hereby agree as follows:

1.Recitals; Construction.  This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as modified hereby.  The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

2.Designation of Parent, GB002 and GB004 as Borrowers.  Subject to the conditions to effectiveness set forth in Section 5 below effective on the Second Amendment Effective Date:

(a)Each New Borrower hereby assumes the Obligations under the Credit Agreement and joins in, adopts and becomes (i) a Borrower under the Credit Agreement and (ii) party to the other Financing Documents applicable to it as a Borrower. Each party hereto agrees that all references to

“Borrower” or “Borrowers” contained in the Financing Documents are hereby deemed for all purposes to refer to and include each New Borrower as a Borrower, and each New Borrower hereby agrees to comply with all of the terms and conditions of the Financing Documents as if each New Borrower was an original signatory thereto as a Borrower.

(b)Upon each New Borrower becoming a Borrower under the Financing Documents, such New Borrower shall cease to be a Guarantor under the Financing Documents. For the avoidance of doubt, each New Borrower specifically reaffirms and ratifies the security interests and liens granted pursuant to the Credit Agreement and the other Financing Documents and the parties hereto agree that the Liens on the assets and other property of each New Borrower granted pursuant to the Credit Agreement and the other Financing Documents shall continue unaltered and uninterrupted to secure the Obligations pursuant to the terms of the Financing Documents, as amended and reaffirmed hereby.

3.Amendment to Credit Agreement.  Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 5 below, the Existing Credit Agreement is hereby amended as follows:

(a)Section 7.13(a) of the Existing Credit Agreement is hereby amended by deleting “Three Million Dollars ($3,000,000)” where it appears on the second line thereof and replacing it with “Ten Million Dollars ($10,000,000)”.

(b)The following defined terms are hereby added to Section 16 of the Existing Credit Agreement in the appropriate alphabetical order therein:

““Luxembourg Subsidiary” means Gossamer Bio Luxembourg S.à r.l., a Luxembourg private limited liability company (société à responsabilité limitée).”

““Second Amendment” means that certain Second Amendment to Credit, Guaranty and Security Agreement, dated as of the Second Amendment Effective Date, by and among Borrower, Guarantors, Agent and Lenders.”

““Second Amendment Effective Date” means the date all the conditions precedent to effectiveness of the Second Amendment as set forth therein are satisfied or waived in accordance therewith.”

(c)The following defined terms contained in Section 16 of the Existing Credit Agreement are hereby amended and restated in their entirety as follows:

““Maturity Date” means January 1, 2025.”

““Minimum Cash Threshold Amount” means, as of any date of determination, an amount of Credit Party Unrestricted Cash equal to the product of (x) the aggregate principal amount of the Credit Extensions outstanding as of such date multiplied by (y)(i) for purposes of the Applicable Funding Conditions for Credit Facility #2, three (3) and (ii) for purposes of the Applicable Funding Conditions for Credit Facility #3, two and a half (2.5).”

“Restricted Foreign Subsidiary Joinder Event” means that (a) at any time after the Lenders have made Credit Extensions in respect of Credit Facility #2, as of the close of business on any date, the aggregate amount of Credit Party Unrestricted Cash is less than the Minimum Cash Threshold Amount (a “Cash Trigger Event”) or (b) the Lenders have made Credit Extensions in respect of Credit Facility #3 (whichever, for the avoidance of doubt, occurs earlier).

(d)Clause (j) of the definition of Permitted Acquisitions in Section 16 of the Existing Credit Agreement is hereby amended and restated as follows:

“(j) the sum of all cash and cash equivalents paid or payable as consideration in connection with all Permitted Acquisitions (including all Indebtedness, liabilities and Contingent Obligations (in each case to the extent otherwise permitted hereunder) incurred or assumed and the maximum amount of any earn-out, milestone or comparable payment obligation in connection therewith, regardless of whether or not reflected on a consolidated balance sheet of Borrower) shall not exceed in the aggregate for any calendar year (i) at any time prior to Lenders making any Credit Extension in respect of Credit Facility #2 or Credit Facility #3, Fifty Million Dollars ($50,000,000), or (ii) at any time after the Lenders have made any Credit Extension in respect of Credit Facility #2 or Credit Facility #3, Thirty-Five Million Dollars ($35,000,000), in each case, as determined on the date when such consideration is paid or payable (it being understood that the caps set forth in clauses (i) and (ii) are not additive); provided that the foregoing caps on consideration shall not prohibit or limit the issuance of any equity interests of Parent as consideration, for which there will be no cap or limit; and”

(e)The definition of “Applicable Margin” on the Credit Facility Schedule for Credit Facility #1 to the Existing Credit Agreement is hereby amended and restated as follows:

“Applicable Margin” a rate of interest equal to seven percent (7.00%) per annum.”

For the avoidance of doubt, and notwithstanding anything to the contrary in Section 2.6(a), the Credit Extensions shall start to accrue interest at the Applicable Interest Rate (after giving effect to the amendment to the Applicable Margin in this Section 2(d)) on the Second Amendment Effective Date.

(f)The definition of “Applicable Prepayment Fee” on the Credit Facility Schedule for Credit Facility #1 to the Existing Credit Agreement is hereby amended by replacing “Closing Date” each time it appears therein with “Second Amendment Effective Date”.

(g)The Credit Facility Schedule for Credit Facility #2 attached to the Existing Credit Agreement is hereby amended by deleting such schedule in its entirety and replacing it with the attached Credit Facility Schedule for Credit Facility #2.

(h)The Credit Facility Schedule for Credit Facility #3 attached to the Existing Credit Agreement is hereby amended by deleting such schedule in its entirety and replacing it with the attached Credit Facility Schedule for Credit Facility #3.

(i)The Credit Facility Schedule for Credit Facility #4 attached to the Existing Credit Agreement is hereby amended by deleting such schedule in its entirety.

(j)The Amortization Schedule attached to the Existing Credit Agreement is hereby amended by deleting such schedule in its entirety and replacing it with the attached Amortization Schedule.

4.Representations and Warranties; Reaffirmation of Security Interest. Each Credit Party hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Credit Party as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Each Credit Party (including, for the avoidance doubt, each New Borrower) acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of such Credit Party, and are enforceable against such Credit Party in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

5.Conditions to Effectiveness.  This Agreement shall become effective as of the date on which each of the following conditions has been satisfied, as determined by Agent in its reasonable discretion:

(a)Agent shall have received (including by way of facsimile or other electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Agreement, from each Borrower, each Guarantor, Agent and the Lenders;

(b)all representations and warranties of the Credit Parties contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier in the text of such representation or warranty) (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);

(c)both immediately before and after giving effect to this Agreement, no Default or Event of Default shall have occurred and be continuing or result therefrom; and

(d)the Credit Parties shall have delivered such other documents, information, certificates, records, permits, and filings as the Agent may reasonably request.

6.Release.  In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Credit Party, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of their respective current and former directors, officers, shareholders, agents, and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly), based in whole or in part on facts, whether or not now known, existing on or before the Effective Date.  Each Credit Party acknowledges that the foregoing release is a material inducement to Agent’s and each Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Lenders in connection therewith.

7.No Waiver or Novation.  The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing.  Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default.  This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

8.Affirmation.  Except as specifically amended pursuant to the terms hereof, each Credit Party hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Credit Party, including without limitation the granting of Liens in the Collateral to secure the Obligations and other Financing Documents.  Each Credit Party covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.  Each Credit Party confirms and agrees that all security interests and Liens granted to Agent pursuant to the Financing Documents continue in full force and effect, and all Collateral remains free and clear of any Liens, other than those granted to Agent and Permitted Liens.

9.Miscellaneous.

(a)Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as modified by this Agreement.  Except as specifically set forth above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Credit Party.

(b)THIS AGREEMENT AND THE RIGHTS, REMEDIES AND OBLIGATIONS OF THE PARTIES HERETO, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES AND ALL OTHER MATTERS RELATING HERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).  NOTWITHSTANDING THE FOREGOING, AGENT AND LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST EACH CREDIT PARTY OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH AGENT AND LENDERS (IN ACCORDANCE WITH THE PROVISIONS OF SECTION 12.1 OF THE CREDIT AGREEMENT) DEEM NECESSARY OR APPROPRIATE TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE AGENT’S AND LENDERS’ RIGHTS AGAINST SUCH CREDIT PARTY OR ITS PROPERTY. EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH CREDIT PARTY HEREBY WAIVES ANY OBJECTION THAT IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE, OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.  EACH CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINTS, AND OTHER PROCESS ISSUED IN SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS, AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE APPLICABLE CREDIT PARTY AT THE ADDRESS SET FORTH IN ARTICLE 11 OF THE CREDIT AGREEMENT AND

THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER TO OCCUR OF SUCH CREDIT PARTY’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAIL, PROPER POSTAGE PREPAID.

(c)TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH CREDIT PARTY, AGENT AND LENDERS EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT.  EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

(d)Incorporation of Credit Agreement Provisions.  The provisions contained in Section 13.2 (Indemnification) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(e)Headings.  Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(f)Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.

(g)Entire Agreement.  This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(h)Severability.  In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(i)Successors/Assigns.  This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

AGENT:

MIDCAP FINANCIAL TRUST, a Delaware statutory trust

By: Apollo Capital Management, L.P.,

its investment manager

By:Apollo Capital Management GP, LLC,

its general partner

By: /s/ Maurice Amsellem

Name: Maurice Amsellem

Title: Authorized Signatory

LENDERS:

MIDCAP FINANCIAL TRUST, a Delaware statutory trust

By: Apollo Capital Management, L.P.,

its investment manager

By:Apollo Capital Management GP, LLC,

its general partner

By: /s/ Maurice Amsellem

Name: Maurice Amsellem

Title: Authorized Signatory

MIDCAP FUNDING XIII TRUST, a Delaware statutory trust

By: Apollo Capital Management, L.P.,

its investment manager

By: Apollo Capital Management GP, LLC,

its general partner

By: /s/ Maurice Amsellem

Name: Maurice Amsellem

Title:   Authorized Signatory

LENDER:	APOLLO INVESTMENT CORPORATION By: Apollo Investment Management, L.P., as Advisor By: ACC Management, LLC, as its General Partner By: /s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President

LENDER:	SILICON VALLEY BANK By: /s/ R Michael White Name: R Michael White Title: Head of BD, SVB LS&HC

LENDER:	FLEXPOINT MCLS HOLDINGS LLC By: /s/ Daniel Edelman Name: Daniel Edelman Title: Vice President

LENDER:

ELM 2018-2 TRUST

By: MidCap Financial Services Capital Management, LLC, as Servicer

By: /s/ John O’Dea
Name: John O’Dea
Title: Authorized Signatory

BORROWERS:

GOSSAMER BIO, INC.

By: /s/ Christian Waage
Name: Christian Waage
Title: Executive Vice President & General Counsel

GB001, INC.

By: /s/ Christian Waage
Name: Christian Waage
Title: Secretary

GB002, INC.

By: /s/ Christian Waage
Name: Christian Waage
Title: Secretary

GB004, INC.

By: /s/ Christian Waage
Name: Christian Waage
Title: Secretary

GUARANTORS:

GB003, INC.

By: /s/ Christian Waage
Name: Christian Waage
Title: Secretary

GB005, INC.

By: /s/ Christian Waage
Name: Christian Waage
Title: Secretary

GB006, INC.

By: /s/ Christian Waage
Name: Christian Waage
Title: Secretary

GB007, INC.

By: /s/ Christian Waage
Name: Christian Waage
Title: Secretary

GOSSAMER BIO SERVICES, INC.

By: /s/ Christian Waage
Name: Christian Waage
Title: Executive Vice President & General Counsel

GB008, INC.,

By: /s/ Christian Waage
Name: Christian Waage
Title: Secretary

Credit Facility Schedule - Credit Facility #2

Credit Facility #2:

Credit Facility and Type:Term, Tranche 2

Lenders for and their respective Applicable Commitments to this Credit Facility:

Lender	Applicable Commitment
Midcap Financial Trust	$35,000,000
Apollo Investment Corporation	$12,000,000
Flexpoint MCLS Holdings LLC	$1,000,000
Silicon Valley Bank	$12,000,000
Total	Sixty Million Dollars ($60,000,000.00)

The following defined terms apply to this Credit Facility:

Applicable Funding Conditions:

(a)Credit Parties have delivered to Agent such documentation and information as Agent may reasonably request evidencing, to Agent’s reasonable satisfaction that, as of the date of such proposed Credit Extension and after giving effect to such Credit Extension, the Credit Parties will have Credit Party Unrestricted Cash in an aggregate amount greater than the Minimum Cash Threshold Amount (which amount shall be calculated, for the avoidance of doubt, after giving effect to such Credit Extensions);

(b)Credit Parties have delivered to Agent such documentation and information as Agent may reasonably request evidencing, to Agent’s reasonable satisfaction, that the Credit Parties have received, with respect to the GB002 product, positive Phase 2 top-line results with respect to pulmonary arterial hypertension that are sufficient to continue to a registration trial; and

(c)No Default or Event of Default exists.

Applicable Interest Period:  means the one-month period starting on the first (1st) day of each month and ending on the last day of such month; provided, however, that the first (1st) Applicable Interest Period for each Credit Extension under this Credit Facility shall commence on the date that the applicable Credit Extension is made and end on the last day of such month.

Applicable Floor:  means two percent (2.00%) per annum for the Applicable Libor Rate.

Applicable Margin:  a rate of interest equal to seven percent (7.00%) per annum.

Applicable Prepayment Fee:  means the following amount, calculated as of the date (the “Accrual Date”) that the Applicable Prepayment Fee becomes payable in the case of prepayments required under the Financing Documents or the date any voluntary prepayment is made:  (a) for an Accrual Date on or after the Second Amendment Effective Date through and including the date which is twelve (12) months after the Second Amendment Effective Date, three percent (3.0%) multiplied by the amount of the outstanding principal of the Credit Extension prepaid or required to be prepaid (whichever is greater); (b) for an Accrual Date on or after the date which is twelve (12) months after the Second Amendment Effective Date through and including the date which is twenty-four (24) months after the Second Amendment Effective Date, two percent (2.0%) multiplied by the amount of the outstanding principal of the Credit Extension prepaid or required to be prepaid (whichever is greater); and (c) for an Accrual Date on or after the date which is twenty-four (24) months after the Second Amendment Effective Date through and including the date immediately preceding the Maturity Date one percent (1.0%) multiplied by the amount of the outstanding principal of the Credit Extension prepaid or required to be prepaid (whichever is greater).

Commitment Commencement Date:  The later to occur of (a) Second Amendment Effective Date or (b) satisfaction of the Applicable Funding Conditions for this Credit Facility #2.

Commitment Termination Date:  the earliest to occur of (a) December 31, 2022, or (b) the delivery of a written notice by Agent to Borrower terminating the commitment following an Event of Default that has not been waived or cured at the time such notice is delivered.

Minimum Credit Extension Amount: $60,000,000.00

Permitted Purpose: N/A

Credit Facility Schedule - Credit Facility #3

Credit Facility #3:

Credit Facility and Type:Term, Tranche 3

Lenders for and their respective Applicable Commitments to this Credit Facility:

Lender	Applicable Commitment
Midcap Financial Trust	$30,500,000
Apollo Investment Corporation	$12,000,000
Flexpoint MCLS Holdings LLC	$1,000,000
Silicon Valley Bank	$16,500,000
Total	Sixty Million Dollars ($60,000,000.00)

The following defined terms apply to this Credit Facility:

Applicable Funding Conditions:

(a)Credit Parties have delivered to Agent such documentation and information as Agent may reasonably request evidencing, to Agent’s reasonable satisfaction that, as of the date of such proposed Credit Extension and after giving effect to such Credit Extension, the Credit Parties will have Credit Party Unrestricted Cash in an aggregate amount greater than the Minimum Cash Threshold Amount (which amount shall be calculated, for the avoidance of doubt, after giving effect to such Credit Extensions);

(b)Credit Parties have delivered to Agent such documentation and information as Agent may reasonably request evidencing, to Agent’s reasonable satisfaction, that the Credit Parties have received, with respect to the GB004 product, positive Phase 2 top-line results with respect to ulcerative colitis that are sufficient to continue to a registration trial; and

(c)No Default or Event of Default exists.

Applicable Interest Period:  means the one-month period starting on the first (1st) day of each month and ending on the last day of such month; provided, however, that the first (1st) Applicable Interest Period for each Credit Extension under this Credit Facility shall commence on the date that the applicable Credit Extension is made and end on the last day of such month.

Applicable Floor:  means two percent (2.00%) per annum for the Applicable Libor Rate.

Applicable Margin:  a rate of interest equal to seven percent (7.00%) per annum.

Applicable Prepayment Fee:  means the following amount, calculated as of the date (the “Accrual Date”) that the Applicable Prepayment Fee becomes payable in the case of prepayments required under the Financing Documents or the date any voluntary prepayment is made:  (a) for an Accrual Date on or after the Second Amendment Effective Date through and including the date which is twelve (12) months after the Second Amendment Effective Date, three percent (3.0%) multiplied by the amount of the outstanding principal of the Credit Extension prepaid or required to be prepaid (whichever is greater); (b) for an Accrual Date on or after the date which is twelve (12) months after the Second Amendment Effective Date through and including the date which is twenty-four (24) months after the Second Amendment Effective Date, two percent (2.0%) multiplied by the amount of the outstanding principal of the Credit Extension prepaid or required to be prepaid (whichever is greater); and (c) for an Accrual Date on or after the date which is twenty-four (24) months after the Second Amendment Effective Date through and including the date immediately preceding the Maturity Date one percent (1.0%) multiplied by the amount of the outstanding principal of the Credit Extension prepaid or required to be prepaid (whichever is greater).

Commitment Commencement Date:  The later to occur of (a) Second Amendment Effective Date or (b) satisfaction of the Applicable Funding Conditions for this Credit Facility #3.

Commitment Termination Date:  the earliest to occur of (a) December 31, 2022, or (b) the delivery of a written notice by Agent to Borrower terminating the commitment following an Event of Default that has not been waived or cured at the time such notice is delivered.

Minimum Credit Extension Amount: $60,000,000.00

Permitted Purpose: N/A

AMORTIZATION SCHEDULE (FOR EACH CREDIT FACILITY)

Credit Facility #1

Commencing on July 1, 2022 (the “Amortization Start Date”), and continuing on the first day of each calendar month thereafter, an amount equal to the aggregate principal amount advanced under Credit Facility #1 divided by thirty one (31).

Credit Facility #2

Commencing on the later of (a) the Amortization Start Date and (b) the first day of the first full calendar month immediately following such Credit Extension and, in each case, continuing on the first day of each calendar month thereafter, an amount equal to the outstanding Credit Extension in respect of Credit Facility #2 divided by the number of full calendar months remaining (including such first full calendar month) before the occurrence of the Maturity Date.

Credit Facility #3

Commencing on the later of (a) the Amortization Start Date and (b) the first day of the first full calendar month immediately following such Credit Extension and, in each case, continuing on the first day of each calendar month thereafter, an amount equal to the outstanding Credit Extension in respect of Credit Facility #3 divided by the number of full calendar months remaining (including such first full calendar month) before the occurrence of the Maturity Date.

Notwithstanding anything to the contrary contained in the foregoing, the entire remaining outstanding principal balance under the Credit Extensions shall mature and be due and payable upon the Termination Date.